WARRANT AGREEMENT

                                DCAP GROUP, INC.

     WARRANT AGREEMENT, dated [________], 1999 (the "Agreement"), by and between DCAP Group, Inc., a Delaware corporation (the "Company"), and _______________, the holder of ______ units of the Company sold in connection with the Company's Private Placement (as defined below) (individually a "Holder" and collectively with the holders of other Units, the "Holders").

     WHEREAS, the Company has proposed to offer, pursuant to the Company's private placement offering (the "Private Placement"), a minimum of $1,000,000 and a maximum of $2,000,000 of units of the Company (the "Units"), each Unit consisting of (i) 45,453 shares of the Company's common stock ("Common Stock");
(ii) 15,151 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $1.65; (iii)15,151 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.06; and (iv) 15,151 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.48. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants;" and

     WHEREAS, Aegis Capital Corp. has acted as placement agent (the "Placement Agent") in connection with the offering of the Units (the "Offering"); and

     WHEREAS, purchasers of the Units have been issued Warrant Certificates evidencing the Warrants; and

     WHEREAS, the Warrant Certificates incorporate by reference the terms of this Warrant Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Holder hereby agree as follows:

     1. Exercise of Warrant. Each Class A Warrant shall entitle the Holder thereof to purchase one share of Common Stock at an exercise price of $1.65 (the "Class A Exercise Price"). Each Class B Warrant shall entitle the Holder thereof to purchase one share of Common Stock at an exercise price of $2.06 (the "Class B Exercise Price"). Each Class C Warrant shall entitle the Holder thereof to purchase one share of Common Stock at an exercise price of $2.48 (the "Class C Exercise Price" and together with the Class A Exercise Price and Class B Exercise Price, the "Exercise Price"). The Warrants may be exercised in whole or in part at any time or from time to time during the period commencing on [______], 1999 and expiring at 5:00 p.m., New York City time, on [_____], 2004
(the "Exercise Term"), or if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender of the Warrant Certificate evidencing the Warrant to

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



be exercised to the Company at its principal office or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If any Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant Certificates for cancellation and presentment of the Exercise Form, execute and deliver new a Warrant Certificate or Certificates, as the case may be, evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of a Warrant Certificate at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by the appropriate payment for the shares of Common Stock underlying the Warrants (the "Warrant Shares"), the Holder shall be deemed to be the holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Certificates for the Warrant Shares shall be delivered to the Holder within a reasonable time, not to exceed five (5) business days, following the exercise of the Warrants in accordance with the foregoing.

     2. Alternative Exercise Provisions. Anything contained herein to the contrary notwithstanding, the Holder, at his option, may exercise the Warrants, in whole or in part, during the Exercise Term by delivering to the Company a confirmation slip issued by a brokerage firm that is a member of the National Association of Securities Dealers, Inc. with respect to the sale of those number of Warrant Shares for which the Warrants are being exercised, and, in such case, the Company shall deliver certificates representing such Warrant Shares on settlement date at the office of the Company's stock transfer agent against payment for such Warrant Shares by such brokerage firm or its clearing broker, made payable to the Company or made payable to the order of the Holder and endorsed by the Holder to the Company.

     3. Redemption of Warrants. The Company may at any time elect to redeem all the Warrants of a particular class at a price of $.00l for each Warrant in the event a current registration under the Securities Act of 1933, as amended (the "Act"), is then in effect with respect to the shares of Common Stock issuable upon exercise of the particular Warrants and the average of the closing prices for the Company's Common Stock, as reported by the securities exchange on which the Common Stock is listed, The Nasdaq Stock Market ("Nasdaq"), the NASD OTC Electronic Bulletin Board (the "Bulletin Board") or National Quotation Bureau, Incorporated ("NQB") or other reporting agency, as the case may be, for thirty
(30) consecutive trading days equals or exceeds 125% of the Exercise Price for the particular class. If the Company shall elect to redeem the Warrants of a particular class as permitted by this Section 3, notice of redemption shall be given to the holders of all outstanding Warrants of such class by mailing, by first class mail, a notice of such redemption not less than thirty (30) days prior to the date fixed by the Company for redemption to their last addresses as they shall appear upon the Warrant registry books, but failure to give such notice by mailing to the holder of any Warrant of such class, or any defect therein, shall not affect the validity of the proceedings for the redemption of any other Warrants of such class. Such notice shall specify the date fixed for redemption and the redemption price at which the Warrants of the particular class are to be redeemed, and shall state that payment of the redemption price of the Warrants will be made at the office of the Company, or any Warrant agent, upon presentation and surrender of such Warrants within thirty (30) days following the redemption date, shall also state that the right to exercise the particular Warrants will terminate at the close of business on the business day preceding

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



the date fixed for redemption (stating the date of such termination) and shall state the Exercise Price for the particular class of Warrants being redeemed.

     4. Reservation and Listing of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the Warrants, such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on Nasdaq or a national securities exchange, if such shares of Common Stock, as a class, are theretofore so listed.

     5. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrants. Subject to Section 8(f) hereof, any fraction of a share called for upon any exercise hereof shall be canceled.

     6. Exchange, Transfer, Assignment or Loss of Warrant. The Warrants are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of the Warrant Certificates evidencing such Warrants to the Company at its office or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable thereunder at the same respective Exercise Price. Subject to Section 11 hereof, upon surrender of the Warrant Certificates to the Company at its principal office or at the office of its stock transfer agent, if any, with a duly executed Assignment Form which is annexed hereto and funds sufficient to pay the applicable transfer tax, if any, the Company shall, without charge, execute and deliver new Warrant Certificates in the name of the assignee named in such instrument of assignment and the original Warrant Certificate shall promptly be canceled. The Warrants may be divided or combined with other Warrants which carry the same rights upon presentation of the Warrant Certificate evidencing such Warrants at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice signed by the Holder hereof specifying the names and denominations in which new Warrant Certificates are to be issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the Warrants, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of the Warrants, if mutilated, the Company will execute and deliver new Warrant Certificates of like tenor and date. Any such new Warrant Certificates, when executed and delivered, shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant Certificates so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     7. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company until exercise of any Warrants.

     8. Adjustments of Purchase Price and Number of Shares.

          (a) Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock by way of stock split, reverse stock split or the like, the Exercise Prices shall forthwith be proportionately increased or decreased.

          (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (c) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants.

          (d) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8(d).

          (e) Effect of Market Price of the Common Stock. At the time any of the Common Stock issued to the Holder pursuant to the Offering initially becomes publicly saleable (either pursuant to Rule 144 promulgated under the Act or because a registration statement filed under the Act covering such shares is declared effective by the Securities and Exchange Commission), if the preceding 30 trading day average of the closing prices of the Common Stock (as reported by the securities exchange on which the Common Stock is then listed, Nasdaq, the Bulletin Board, NQB or other reporting agency, as the case may be) (the "Later Market Value") is less than the Class A Exercise Price, then the Class A Exercise Price, Class B Exercise Price and

          Class C Exercise Price shall be adjusted to equal 100%, 125% and 150%, respectively, of the Later Market Value (except that none of the respective Exercise Prices may be reduced by more than one- third). Any such readjustment in the Exercise Prices of the Warrants shall only apply to the unexercised portion of the Warrants.

          (f) Fractional Shares. As to any fraction of a share which the Holder of the Warrants would be entitled to purchase upon exercise of the Warrants, the Company shall pay, in lieu of such fractional interest, an amount in cash equal to the current market value of such fractional interest, to the nearest one-hundredth of a share computed on the basis of the Market Price, as set forth below. The Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of the Warrants.

          As used in this paragraph (f), the phrase "Market Price" at any date shall be deemed to be the average of the last reported sale prices for the last three (3) trading days prior to such date, in either case, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in Nasdaq, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq, the average of the closing bid prices for the last three (3) trading days prior to such date as furnished by the Bulletin Board or the National Association of Securities Dealers, Inc., through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

          (g) Warrant Certificate After Adjustment. Irrespective of any change pursuant to this Section 8 in the Exercise Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of the Warrants, the Warrants may continue to express as the Exercise Price and as the number of shares obtainable upon exercise, the same price and number of shares as are stated herein.

          (h) Statement of Calculation. Whenever the Exercise Price shall be adjusted pursuant to the provisions of this Section 8, the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Exercise Price determined as above provided in such section. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Exercise Price to be sent by certified mail, return receipt requested, postage prepaid, to the Holder.

     9. Definition of "Common Stock." For the purpose of the Warrants, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock, $.01 par value, of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section 8 hereof, the shares of stock or other securities or property obtainable upon exercise of the Warrants shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section 8 hereof and all other provisions of the Warrants with respect to Common Stock shall apply on like terms to any such other shares or other securities.

     10. Registration Under the Securities Act of 1933. The Warrant Shares issuable upon exercise of the Warrants are subject to a Registration Rights Agreement of even date herewith, the terms of which are incorporated by reference into this Warrant Agreement as if such terms are set forth at length herein.

     11. Transfer to Comply with the Act. Neither Warrants nor the Warrant Shares nor any other security issued or issuable upon exercise of the Warrants may be sold or otherwise disposed of except as follows:

          (a) to a person who, in the opinion of counsel for the Company, is a person to whom the Warrants or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of a letter from such person in which such person represents that he is acquiring the Warrants or Warrant Shares for his own account for investment purposes and not with a view to distribution and provides any other information and representations required by the Company, and in which such person agrees to comply with the provisions of this Section 11 with respect to any resale or other disposition of such securities; or

          (b) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

     12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) The Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any warrant, right or option to subscribe therefor; or

          (c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed; or

          (d) There shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity, then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, warrants or options, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, warrants or options, or any proposed dissolution, liquidation, winding up or sale.

     13. Notices. (a) All communications under this Agreement shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or telecopied with confirmation of receipt or delivered by hand or by overnight delivery service:

                             If to the Company, at:

                             DCAP Group, Inc.
                             90 Merrick Avenue
                             East Meadow, NY 11554
                             Attention: Morton Certilman, Chairman

                             If to the Placement Agent at:

                             Aegis Capital Corp.
                             70 East Sunrise Highway, Suite 415
                             Valley Stream, New York  11581-1264
                             Attention: Robert J. Eide

                             If to the Holder, to the address of such Holder as it appears in the stock or warrant ledger of the Company.

          (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telecopied shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when hand delivered or on the day following deposit with the overnight delivery service.

     14. Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Holder shall inure to the benefit of his successors and assigns hereunder.

     15. Termination. This Warrant Agreement will terminate on the earlier (a) the expiration date of the Warrants or (b) the date all of the Warrants shall have been exercised.

     16. Governing Law. This Warrant Agreement shall be deemed to be made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, excluding choice of law principles thereof.

     17. Entire Agreement; Amendment; Waiver. This Warrant Agreement and all attachments hereto and all incorporation by references set forth herein, set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Warrant Agreement may be amended, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Holder. No course of dealing between or among any persons having any interest in this Warrant Agreement will be deemed effective to modify, amend or discharge any part of this Warrant Agreement or any rights or obligations of any person under or by reason of this Warrant Agreement.

                                    DCAP GROUP, INC.

                                    By:-------------------------
                                    Name:
                                    Title:


Dated:
        --------------, 1999

Attest:

---------------------

                        WARRANT AGREEMENT SIGNATURE PAGE

                                     FOR INDIVIDUALS:

                                     -----------------------------
                                     (Print Name)

                                     -----------------------------
                                     (Print Name, if more than one subscriber)

Dated:              , 1999
        ------------                 -----------------------------
                                     (Signature)


                                     ------------------------------
                                     (Signature, if more than one subscriber)

                                     FOR CORPORATIONS:


                                     -----------------------------
                                     Name of Company

                                     -----------------------------
                                     Name and Title of Executive
                                     Officer executing Questionnaire

Dated:              , 1999
        ------------                 -----------------------------
                                     Signature of Officer

                                     FOR PARTNERSHIPS:


                                     -----------------------------
                                     Name of Partnership

                                     -----------------------------
                                     Name of General Partner executing
                                     Questionnaire

Dated:              , 1999
        ------------                 -----------------------------
                                     Signature of General Partner
                                     executing Questionnaire

                        WARRANT AGREEMENT SIGNATURE PAGE

                                     FOR TRUSTS:

                                     -----------------------------
                                     Name of Trust

                                     -----------------------------
                                     Name of Authorized Trustee
                                     Executing Questionnaire

Dated:              , 1999
        ------------                 -----------------------------
                                     Signature of Authorized
                                     Trustee

                                     FOR QUALIFIED PENSION PLANS:


                                     -----------------------------
                                     Name of Qualified Pension Plan

                                                       and

                                     -----------------------------
                                     Name of Plan Fiduciary
                                     executing Questionnaire

Dated:              , 1999
        ------------                 -----------------------------
                                     Signature of Plan Fiduciary
                                     executing Questionnaire

                                                       or

                                     ----------------------------
                                     Name of Plan Beneficiary
                                     executing Questionnaire

                                                       and

Dated:              , 1999
        ------------                -----------------------------
                                    Signature of Plan Beneficiary
                                    executing Questionnaire

                                DCAP GROUP, INC.

                         CLASS A WARRANT ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________________


_____________________________________________________________________________


_____________________________________________________________________________

          (Name and address of assignee must be printed or typewritten)

the rights of the undersigned with respect to the Class A Warrant Certificate surrendered herewith to the extent of _____________________ (_______) shares of Common Stock, $.01 par value per share, of DCAP Group, Inc. (the "Company"), hereby irrevocably constituting and appointing _______________, attorney to make such transfer on the books of the Company, with full power of substitution in the premises.

Dated:                                      -----------------------------------
       --------------, ----                 Signature of Registered Holder

Signature(s) Guaranteed:                    -----------------------------------
                                            Signature of Registered Holder, if
                                            more than one
-------------------------
                                            -----------------------------------
                                            Name of Registered Holder

                                            -----------------------------------
                                            Name of Registered Holder, if more
                                            than one

                           Note:            The above
                                            signature(s) must
                                            correspond with the
                                            name(s) as it (they)
                                            appear(s) upon the
                                            Warrant Certificate
                                            in every particular,
                                            without alteration or
                                            enlargement or any
                                            change whatever.

                                DCAP GROUP, INC.

                         CLASS B WARRANT ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________________


______________________________________________________________________________


______________________________________________________________________________

          (Name and address of assignee must be printed or typewritten)

the rights of the undersigned with respect to the B Warrant Certificate surrendered herewith to the extent of _____________________ (_______) shares of Common Stock, $.01 par value per share, of DCAP Group, Inc. (the "Company"), hereby irrevocably constituting and appointing _______________, attorney to make such transfer on the books of the Company, with full power of substitution in the premises.

Dated:
       -------------, ----             ----------------------------------
                                       Signature of Registered Holder

Signature(s) Guaranteed:
                                       ----------------------------------
                                       Signature of Registered Holder, if
                                       more than one
-------------------------
                                       ----------------------------------
                                       Name of Registered Holder

                                       ----------------------------------
                                       Name of Registered Holder, if more
                                       than one

                           Note:            The above
                                            signature(s) must
                                            correspond with the
                                            name(s) as it (they)
                                            appear(s) upon the
                                            Warrant Certificate
                                            in every particular,
                                            without alteration or
                                            enlargement or any
                                            change whatever.

                                DCAP GROUP, INC.

                         CLASS C WARRANT ASSIGNMENT FORM

                 (To be signed only upon assignment of Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________________________


_____________________________________________________________________________


_____________________________________________________________________________


          (Name and address of assignee must be printed or typewritten)

the rights of the undersigned with respect to the Class C Warrant Certificate surrendered herewith to the extent of _____________________ (_______) shares of Common Stock, $.01 par value per share, of DCAP Group, Inc. (the "Company"), hereby irrevocably constituting and appointing _______________, attorney to make such transfer on the books of the Company, with full power of substitution in the premises.

Dated:
      -------------, ----                 ---------------------------------
                                          Signature of Registered Holder

Signature(s) Guaranteed:
                                          ---------------------------------
                                          Signature of Registered Holder, if
                                          more than one

-------------------------                 ----------------------------------
                                          Name of Registered Holder

                                          ----------------------------------
                                          Name of Registered Holder, if more
                                          than one

                           Note:            The above
                                            signature(s) must
                                            correspond with the
                                            name(s) as it (they)
                                            appear(s) upon the
                                            Warrant Certificate
                                            in every particular,
                                            without alteration or
                                            enlargement or any
                                            change whatever.

                                DCAP GROUP, INC.

                          CLASS A WARRANT EXERCISE FORM

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Class A Warrant Certificate for, and to purchase thereunder, __________ shares of Common Stock, $.01 par value per share, of DCAP Group, Inc. (the "Shares"), and requests that certificates for the Shares be issued in the name of: _____________________________________________________________________


______________________________________________________________________________


______________________________________________________________________________

             (Please print name, address and social security number)

and, if said number of Shares shall not be all the Shares purchasable thereunder, that a new Class A Warrant Certificate for the balance of the Shares purchasable under the Class A Warrant be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:________________, ____

Name of Warrantholder or Assignee: ____________________________________
                                                     (Please print)

Address: ________________________________________________________

        _________________________________________________________

        _________________________________________________________



                                           ------------------------------
                                           Signature of Registered Holder

                                           ------------------------------
                                           Signature of Registered Holder, if
                                           more than one

                                           ------------------------------
Signature(s) Guaranteed:                   Name of Registered Holder

                                           ------------------------------
                                           Name of Registered Holder, if more
-------------------------                  than one

        Note: The above signature(s) must correspond with the name(s) as it (they) appears upon the Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                DCAP GROUP, INC.

                          CLASS B WARRANT EXERCISE FORM

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Class B Warrant Certificate for, and to purchase thereunder, __________ shares of Common Stock, $.01 par value per share, of DCAP Group, Inc. (the "Shares"), and requests that certificates for the Shares be issued in the name of: _____________________________________________________________________


______________________________________________________________________________


______________________________________________________________________________

             (Please print name, address and social security number)

and, if said number of Shares shall not be all the Shares purchasable thereunder, that a new Class B Warrant Certificate for the balance of the Shares purchasable under the Class B Warrant be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:________________, ____

Name of Warrantholder or Assignee: ____________________________________
                                                     (Please print)

Address: ________________________________________________________

        _________________________________________________________

        _________________________________________________________



                                         ------------------------------
                                         Signature of Registered Holder

                                         ------------------------------
                                         Signature of Registered Holder, if
                                         more than one

                                         ------------------------------
Signature(s) Guaranteed:                 Name of Registered Holder

                                         ------------------------------
_________________________                Name of Registered Holder, if more
                                         than one

          Note: The above signature(s) must correspond with the name(s) as it (they) appears upon the Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                DCAP GROUP, INC.

                          CLASS C WARRANT EXERCISE FORM

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Class C Warrant Certificate for, and to purchase thereunder, __________ shares of Common Stock, $.01 par value per share, of DCAP Group, Inc. (the "Shares"), and requests that certificates for the Shares be issued in the name of: _____________________________________________________________________


______________________________________________________________________________


______________________________________________________________________________

             (Please print name, address and social security number)

and, if said number of Shares shall not be all the Shares purchasable thereunder, that a new Class C Warrant Certificate for the balance of the Shares purchasable under the Class C Warrant be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:________________, ____

Name of Warrantholder or Assignee: ____________________________________
                                                     (Please print)

Address: ________________________________________________________

         ________________________________________________________

         ________________________________________________________



                                          ------------------------------
                                          Signature of Registered Holder

                                          ------------------------------
                                          Signature of Registered Holder, if
                                          more than one

                                          ------------------------------
Signature(s) Guaranteed:                  Name of Registered Holder

                                          ------------------------------
_________________________                 Name of Registered Holder, if more
                                          than one

      Note: The above signature(s) must correspond with the name(s) as it (they) appears upon the Warrant Certificate in every particular, without alteration or enlargement or any change whatever.